EXHIBIT 99.2


      INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


      The following unaudited pro forma condensed financial information has been prepared from the historical financial statements of United Technologies Corporation, a Delaware corporation ("United Technologies"), and Sundstrand Corporation, a Delaware corporation ("Sundstrand"), adjusted to reflect the sale of the UT Automotive division of United Technologies ("UT Automotive"), which occurred on May 4, 1999, and the merger (the "Merger") of Sundstrand with and into a wholly owned subsidiary of United Technologies using the purchase method of accounting. The pro forma condensed balance sheet adjustment to reflect the sale of UT Automotive, as though it had occurred on March 31, 1999, is based upon net cash proceeds of approximately $2.1 billion, after payment of taxes and the estimated $600 million gain on the sale after the accrual of other transaction-related expenses. The pro forma condensed statements of operations reflect UT Automotive as a discontinued operation and do not reflect the effects of the gain.

      The unaudited pro forma condensed balance sheet has been prepared to reflect the Merger and the issuance of 0.558 shares of United Technologies common stock and $35 in cash for each outstanding share of Sundstrand common stock, as if the Merger occurred on March 31, 1999, and the issuance of United Technologies stock options to Sundstrand stock option holders in exchange for Sundstrand stock options. Based on the price per share of United Technologies common stock of $62.71875 on February 19, 1999, the last trading day prior to entering into the Agreement and Plan of Merger, dated as of February 21, 1999, among United Technologies, HSSail Inc., a Delaware corporation and a wholly owned subsidiary of United Technologies, and Sundstrand, total consideration would be $70 per share resulting in an aggregate purchase price of approximately $3.9 billion including related transaction costs of approximately $40 million. The purchase price of Sundstrand common stock has been preliminarily allocated to tangible and intangible assets and liabilities of Sundstrand based upon estimates of their respective values. These allocations will be subsequently adjusted based upon appraisals, valuations and other studies, which will be conducted over the next several months. Final values may differ substantially from those shown herein. The unaudited pro forma condensed statements of operations combine the results of operations of United Technologies and Sundstrand as if the Merger occurred on January 1, 1998.

      The pro forma condensed financial statements should be read in conjunction with United Technologies' and Sundstrand's historical financial statements. The pro forma information presented is for informational purposes only and it is not necessarily indicative of future earnings or financial position or of what the earnings or financial position would have been had the Merger been completed on January 1, 1998 or as of March 31, 1999. Historical financial statements of United Technologies can be found in United Technologies' Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as amended to reflect UT Automotive as a discontinued operation by United Technologies' Current Report on Form 8-K filed on June 11, 1999, and in United Technologies' Form 10-Q for the quarter ended March 31, 1999, which are incorporated herein by reference. Sundstrand's historical financial statements can be found in its Annual Report on Form 10-K, filed on March 31, 1999, and Sundstrand's Quarterly Report on Form 10-Q,
filed on May 13, 1999, for the quarter ended March 31, 1999, both of which are incorporated herein by reference insofar as they relate to the periods ended December 31, 1998 and March 31, 1999.


                   Unaudited Pro Forma Condensed Balance Sheet
                              As of March 31, 1999
                            (In millions of dollars)


                                 Historical        UT          Adjusted                      Merger         United
                                   United       Automotive      United       Historical     Pro Forma    Technologies
                                Technologies    Adjustment   Technologies    Sundstrand    Adjustments    Pro Forma
                                ------------    ----------   ------------    ----------    -----------   ------------

ASSETS
Cash and cash equivalents        $       657  $     2,100    $     2,757    $       17    $    (906) 1   $      1,868
Accounts receivable, net               3,418           -           3,418           376           -              3,794
Inventories and contracts in
  progress                             3,302           -           3,302           409           24  3          3,735
Other current assets                   1,426           -           1,426            68           -              1,494
Net investment in discontinued
  operation                            1,255       (1,255)           -             -             -                -
                                 ------------ -------------  ------------   -----------   ----------     -------------
  Total Current Assets                10,058          845         10,903           870         (882)           10,891

Fixed assets, net                      3,461           -           3,461           525          263  3          4,249
Goodwill                               1,404           -           1,404           327        3,097  5          4,828
Other assets                           2,989           -           2,989            98           -              3,087
                                 ------------ -------------  ------------   -----------   ----------     -------------

  Total Assets                   $    17,912  $       845    $    18,757    $    1,820    $   2,478      $     23,055
                                 ============ =============  ============   ===========   ==========     =============


LIABILITIES AND
SHAREOWNERS' EQUITY
Long-term debt currently due     $       100  $        -     $      100     $      136    $     -        $        236
Short-term borrowings                    541           -            541            118          -                 659
Accounts payable                       1,648           -          1,648            114          40  1           1,802
Accrued liabilities                    5,092          245         5,337            197          -               5,534
                                 ------------ -------------  ------------   -----------   ----------     -------------
  Total Current Liabilities            7,381          245         7,626            565          40              8,231

Long-term debt                         1,553           -          1,553            215       1,031  1,3         2,799
Other long-term liabilities            4,025           -          4,025            469           6  3,4         4,500

Series A ESOP Convertible
  Preferred Stock                        827           -            827            -            -                 827
  ESOP deferred compensation            (373)          -           (373)           -            -                (373)
                                 ------------ -------------  ------------   -----------   ----------     -------------
                                         454           -            454            -            -                 454

Shareowners' Equity:
  Common Stock                         2,818           -          2,818            204       1,037   1,2        4,059
  Unamortized value restricted
    stock issued                         -             -            -               (6)          6   2            -
  Treasury Stock                      (3,212)          -         (3,212)          (665)      1,396   1,2       (2,481)
  Retained earnings                    5,595          600         6,195          1,054      (1,054)  2          6,195
  Accumulated other non-
    shareowner
    changes in equity                   (702)          -           (702)           (16)         16   2           (702)
                                 ------------ -------------  ------------   -----------   ----------     -------------
                                       4,499          600         5,099            571       1,401              7,071
                                 ------------ -------------  ------------   -----------   ----------     -------------
Total Liabilities and
  Shareowners' Equity            $    17,912  $       845    $   18,757     $    1,820    $  2,478       $     23,055
                                 ============ =============  ============   ===========   ==========     =============

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.


                                      -3-


             NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 1999


      The unaudited pro forma condensed balance sheet includes the pro forma adjustments to reflect the sale of UT Automotive and the Merger as if both took place on March 31, 1999.

UT AUTOMOTIVE PRO FORMA ADJUSTMENT:

      Reflects the sale of UT Automotive for net cash proceeds of approximately $2.1 billion after payment of taxes and the estimated $600 million gain on the sale after the accrual of other transaction-related expenses.

Merger Pro Forma Adjustments:

      1. Adjustment to reflect the issuance of 30 million shares of United Technologies Common Stock based on an exchange ratio of 0.558 in the Merger, the payment of $1.906 billion for the cash consideration paid to Sundstrand stockholders, the accrual of the cash transaction costs and the issuance of United Technologies stock options to Sundstrand stock option holders. The adjustment assumes that the cash consideration was funded by the issuance of approximately $1.0 billion of medium-term and long-term debt and $906 million of cash from the sale of UT Automotive which occurred on May 4, 1999.

      2.   Adjustment to eliminate Sundstrand equity pursuant to the Merger.

      3.   Adjustment   to   record   Sundstrand   assets   and  liabilities  at
           their estimated fair market value.

      4.   Adjustment   to   record   the   tax   effects  related  to  the  pro
           forma adjustments.

      5. Adjustment to reflect the incremental goodwill resulting from the Merger.


              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 1999
                     (In millions, except per share amounts)

                                                   HISTORICAL                      MERGER          UNITED
                                                    UNITED        HISTORICAL     PRO FORMA      TECHNOLOGIES
                                                  TECHNOLOGIES    SUNDSTRAND    ADJUSTMENTS      PRO FORMA
                                                  ------------    ----------    -----------     ------------
Revenues:
  Product sales                                 $       3,980   $       504   $        (6) D  $       4,478
  Service sales                                         1,402            -             -              1,402
  Financing revenues and other income, net                 60             3            -                 63
                                                 -------------   -----------   ------------    -------------
                                                        5,442           507            (6)            5,943

Costs and Expenses:
  Cost of products sold                                 3,110           310            14  A,C,D      3,434
  Cost of services sold                                   867            -             -                867
  Research and development                                274            32            -                306
  Selling, general and administrative                     701            71            -                772
  Interest                                                 55             9            16  B             80
                                                 -------------   -----------   ------------    -------------
                                                        5,007           422            30             5,459

Income from continuing operations before in-
  come taxes and minority interests                       435            85           (36)              484
  Income taxes                                            136            29            (8) E            157
  Minority interests                                       21            -             -                 21
                                                 -------------   -----------   ------------    -------------

Income from continuing operations               $         278   $        56   $       (28)    $        306

Discontinued Operation:
  Income from operations of discontinued UT
  Automotive subsidiary (net of applicable
  income tax provision of $15 million)                    30             -            -                 30
                                                 -------------   -----------   ------------    -------------

Net Income                                      $        308    $        56   $      (28)    $         336
                                                 =============   ===========   ============    =============

Earnings per share of Common Stock
  Continuing operations:
    Basic                                       $      .60                                   $         .62
    Diluted                                     $      .57                                   $         .58

  Discontinued operation:
   Basic                                        $      .07                                   $         .06
   Diluted                                      $      .06                                   $         .06

  Net earnings per share:
   Basic                                        $      .67                                   $         .68
   Diluted                                      $      .63                                   $         .64

Average number of shares outstanding
(millions):
   Basic                                               451                           30                481
   Diluted                                             492                           32                524


See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.


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

            Unaudited Pro Forma Condensed Statement of Operations
               For the Year Ended December 31, 1998
              (In millions, except per share amounts)

                                                   HISTORICAL                       MERGER          UNITED
                                                    UNITED        HISTORICAL      PRO FORMA      TECHNOLOGIES
                                                  TECHNOLOGIES    SUNDSTRAND     ADJUSTMENTS      PRO FORMA
                                                  ------------    ----------     -----------     ------------
Revenues:
  Product sales                                 $       17,348  $      2,005   $     (25)D    $       19,328
  Service sales                                          5,439            -           -                5,439
  Financing revenues and other income, net                  22            10          -                   32
                                                 --------------  ------------   ------------   --------------
                                                        22,809         2,015         (25)             24,799

Costs and Expenses:
  Cost of products sold                                 13,436         1,266          60  A,C,D       14,762
  Cost of services sold                                  3,461            -           -                3,461
  Research and development                               1,168            92          -                1,260
  Selling, general and administrative                    2,737           275          -                3,012
  Interest                                                 197            35          65  B              297
                                                 --------------  ------------   ------------    --------------
                                                        20,999         1,668         125              22,792

Income from continuing operations before in-             1,810           347        (150)              2,007
  come taxes and minority interests
  Income taxes                                             568           121         (32) E              657
  Minority interests                                        85            -           -                   85
                                                 --------------  ------------   ------------    --------------
Income from continuing operations               $        1,157  $        226   $    (118)     $        1,265

Discontinued Operation:
  Income from operations of discontinued UT
  Automotive subsidiary (net of applicable
  income tax provision of $55 million)                      98            -           -                   98
                                                 --------------  ------------   ------------    --------------
Net Income                                      $        1,255  $        226   $    (118)     $         1,363
                                                 ==============  ============   ============    ==============

Earnings Per Share of Common Stock
  Continuing operations:
   Basic                                        $        2.47                                 $          2.54
   Diluted                                      $        2.33                                 $          2.39

  Discontinued operation:
   Basic                                        $         .21                                 $           .20
   Diluted                                      $         .20                                 $           .19

  Net earnings per share:
   Basic                                        $        2.68                                 $          2.74
   Diluted                                      $        2.53                                 $          2.58

Average number of shares outstanding (millions):
   Basic                                                  456                          30                 486
   Diluted                                                495                          32                 527



See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.


                                      -6-


       NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
          FOR THE PERIODS ENDED MARCH 31, 1999 AND DECEMBER 31, 1998


   The unaudited pro forma condensed statements of operations include the pro forma adjustments to reflect the Merger as if it took place on January 1, 1998.

A. Adjustment to reflect goodwill amortization from the Merger over an estimated useful life of 40 years.

B. Reflects the interest expense incurred by United Technologies in connection with the Merger. Interest expense was calculated (360-day basis) on a pro forma basis using an interest rate of 6.5% on medium-term and long-term debt of $1.0 billion. A 50 basis-point change in interest rates would have a $5 million annual impact on interest expense.

C. Adjustment reflects the additional depreciation on the write-up of fixed assets to fair value over a 10 year useful life.

D. Adjustment to eliminate sales and cost of sales between Sundstrand and United Technologies.

E. Adjustment to record the tax effects related to the pro forma adjustments.



                                      -7-